UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 18, 2007

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At a special meeting of stockholders on January 18, 2007 (the “Special Meeting”), the stockholders of Rite Aid Corporation approved the adoption of the Rite Aid Corporation 2006 Omnibus Equity Plan (the “Equity Plan”), which was previously approved by Rite Aid’s Compensation Committee and full Board of Directors. The Equity Plan provides for the issuance of a maximum of 50 million shares of Rite Aid’s common stock, $1.00 par value per share (the “Common Stock”), in connection with the grant of stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options, which are options that do not qualify as ISOs), stock appreciation rights, restricted stock, phantom stock, stock bonus awards, and other equity-based awards valued in whole or in part by reference to, or otherwise based on, Rite Aid’s Common Stock.  Because awards under the Equity Plan are made in the discretion of the Compensation Committee, amounts payable to eligible participants, including Rite Aid’s Chief Executive Officer, Chief Financial Officer and other named executive officers, are not presently determinable.

A summary of the Equity Plan was included in Rite Aid’s definitive proxy statement filed with the Securities and Exchange Commission on November 30, 2006 (the “Definitive Proxy Statement”) in connection with the special meeting.  This summary, which is incorporated herein by reference, appears in the section entitled “Description of Principal Features of the 2006 Plan” which begins on page 105 of the Definitive Proxy Statement.  The summary of Equity Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 8.01  Other Events.

On January 18, 2007, Rite Aid issued a press release announcing that Rite Aid stockholders voted at the Special Meeting to approve the issuance of 250 million shares of Rite Aid Common Stock to The Jean Coutu Group (PJC) Inc. (“Jean Coutu Group”) in connection with the acquisition by Rite Aid from Jean Coutu Group of the Brooks and Eckerd drugstore chains.  Stockholders also approved (i) an amendment to Rite Aid’s Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 1.5 billion, which amendment will be filed and made effective upon the closing of the acquisition, and (ii) the adoption of the Equity Plan, which will become effective upon the closing of the acquisition.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

10            Rite Aid Corporation 2006 Omnibus Equity Plan

99                                    Press release, dated January 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

RITE AID CORPORATION

Date: January 22, 2007	By:	/s/ Robert B. Sari
	Name:	Robert B. Sari
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBITS

10            Rite Aid Corporation 2006 Omnibus Equity Plan

99                                    Press release, dated January 18, 2007